Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

FIRST AMENDMENT TO 6” SUPPLY AGREEMENT*

by and between

PEREGRINE SEMICONDUCTOR CORPORATION

and

RUBICON TECHNOLOGY, INC.

This First Amendment (this “Amendment”) to the 6” Supply Agreement dated as of March 26, 2007 (the “Agreement”) by and between Peregrine Semiconductor Corp. (“Peregrine”) and Rubicon Technology, Inc. (“Rubicon”) is effective as of August 22, 2008 (the “Effective Date”).

RECITALS:

A.	Peregrine and Rubicon are parties to the “Agreement”, providing for the purchase and sale of Products, as defined therein.

B.	Peregrine has requested Rubicon to reduce shipment volumes in 2008 as defined in Attachment A of the Agreement and has requested to shift the volume of wafers not shipped in 2008 to early 2009.

Now, therefore, in consideration of Rubicon’s interest in accommodating Peregrine to foster a long term supply relationship, the sufficiency of which is hereby acknowledged, Peregrine and Rubicon agree as follows:

1.	Definitions. Unless otherwise expressly provided in this Amendment, each capitalized term used in this Amendment has the same meaning as in the Agreement.

2.	Shipment Volume Rubicon will reduce shipments to [***] wafers per month in August 2008 through December 2008. To date in 2008, Rubicon has already held back [***] wafers from shipment to Peregrine at Peregrine’s request. In total, Rubicon will reduce 6” wafer shipments to Peregrine by [***] units in 2008 and shift these wafers shipments to Q1and Q2 2009. Rubicon will ship these wafers to Peregrine at the Q4 2008 Supply Agreement pricing in the following monthly volumes in Q1/Q2 2009:

Jan 2009	[***] wafers
Feb 2009	[***] wafers
Mar 2009	[***] wafers
Apr 2009	[***] wafers
May 2009	[***] wafers
Jun 2009	[***] wafers

* [***]:	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

3.	No Other Changes Except as is expressly provided in this Amendment, the Agreement is not amended or revised in any way and remains in full force and effect.

The parties have caused their duly authorized representatives to execute this Amendment as of the Effective Date.

Peregrine Semiconductor Corporation

9380 Carroll Park Drive, San Diego, CA 92121

TEL: 858-731-9451            FAX: 858-731-9499

By:	/s/ Jim Cable
Jim Cable, CEO

Rubicon Technology, Inc.

9931 Franklin Avenue, Franklin Park, Illinois 60131

TEL: 847-295-7000            FAX: 847-233-0177

By:	/s/ Raja Parvez
Raja Parvez, CEO

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